INVESTOR PRESENTATION FIRST QUARTER 2026

2 FORWARD - LOOKING STATEMENTS This presentation contains forward - looking statements that are based on management’s beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy, and ChoiceOne . Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “is likely,” “plans,” “predicts,” “projects,” “may,” “could,” “look forward,” “continue”, “future”, and variations of such words and similar expressions are intended to identify such forward - looking statements . All statements with references to future time periods are forward - looking . These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions (“risk factors”) that are difficult to predict with regard to timing, extent, likelihood, and degree of occurrence . Therefore, actual results and outcomes may materially differ from what may be expressed, implied or forecasted in such forward - looking statements . Furthermore, ChoiceOne undertakes no obligation to update, amend, or clarify forward - looking statements, whether as a result of new information, future events, or otherwise . Additional risk factors include, but are not limited to, the risk factors described in Item 1 A in ChoiceOne’s Annual Report on Form 10 - K for the year ended December 31 , 2025 . NON - GAAP FINANCIAL MEASURES In addition to results presented in accordance with GAAP, this presentation includes certain non - GAAP financial measures . ChoiceOne believes these non - GAAP financial measures provide additional information that is useful to investors in helping to understand underlying financial performance and condition and trends of ChoiceOne . Non - GAAP financial measures have inherent limitations . Readers should be aware of these limitations and should be cautious with respect to the use of such measures . To compensate for these limitations, we use non - GAAP financial measures as comparative tools, together with GAAP financial measures, to assist in the evaluation of our operating performance or financial condition . Also, we ensure that these measures are calculated using the appropriate GAAP or regulatory components in their entirety and that they are computed in a manner intended to facilitate consistent period - to - period comparisons . ChoiceOne’s method of calculating these non - GAAP financial measures may differ from methods used by other companies . These non - GAAP financial measures should not be considered in isolation or as a substitute for those financial measures prepared in accordance with GAAP or applicable regulatory requirements . Where non - GAAP financial measures are used, the most directly comparable GAAP or regulatory financial measure, as well as the reconciliation to the most directly comparable GAAP or regulatory financial measure, can be found in this presentation .

3 Our vision is to be the best bank in Michigan. Our mission is to provide superior service, quality advice, and show utmost respect to everyone we meet.

COMPANY OVERVIEW

ChoiceOne Bank maintains the **community feel of a small-town bank** with the **technological capabilities and product offerings of a larger bank.**

Founded in 1898, ChoiceOne is a Michigan-based community bank combining local decision-making with modern digital capabilities, serving consumers, businesses, and municipalities statewide.

PERSONAL BANKING

- Highly Rated Mobile App (4.7★ on Apple App Store)
- Instant, Secure Payments Through Zelle®

BUSINESS BANKING

- Modern Treasury Platform with Best-in-Class Fraud Protection
- Integrated Invoicing and Accounting via Autobooks

MORTGAGE LENDING

- Industry leading origination platform
- End-to-End Online Applications and Disclosures
- Seamless, Efficient Customer Journey

WEALTH MANAGEMENT

- Comprehensive Trust and Fiduciary Services
- Complex Estate and Wealth Planning Solutions
- Strategic Partnership with Ameriprise Financial

SUMMARY FINANCIALS
(3/31/2026)

$4.4 Billion
Total Assets

$3.7 Billion
Deposits

$3.0 Billion
Gross Loans

54
Locations Throughout Michigan

NASDAQ: COFS

Source: Numbers based on ChoiceOne internal data as of 3/31/2026 except where specifically identified

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5 MANAGEMENT TEAM Mr . Michael J . Burke Jr . has served as President at ChoiceOne since May 2020 and oversees lending and operations . Previously, he served as President, CEO, COO and Director at Lakestone Bank & Trust which was merged into ChoiceOne . Mr . Burke is highly involved in organizations in Southeast Michigan including the Lapeer Development Corporation and McLaren Lapeer Region Board of Trustees . Mr . Burke holds a Bachelor of Arts degree in Finance from the University of Michigan - Flint . MICHAEL J. BURKE, JR. | PRESIDENT Mr . Adom Greenland is the Executive Vice President, Chief Financial Officer and Treasurer at ChoiceOne . Mr . Greenland joined ChoiceOne in 2013 and prior to his current position held various roles including Chief Operating Officer overseeing technology and bank operations . Mr . Greenland also has over 10 years of prior experience as a Certified Public Accountant at PwC . Mr . Kelly J . Potes, CFP, joined ChoiceOne Bank in 1984 and has held various management positions including Assistant Controller, Bank Investment Portfolio Manager, Head of ALCO, Head of Bank Retail Services, and Head of Investment Services . In 1998 , he left ChoiceOne Bank to become the President and Owner of Kent - Ottawa Investment Advisors, an investment advisory firm . In 2001 , he returned to ChoiceOne Bank as Senior Vice President of Retail Services, and General Manager of ChoiceOne Insurance Agencies, Inc . before being named Chief Executive Officer in 2016 . ADOM J. GREENLAND | EVP & CFO KELLY J. POTES | CEO Mr . Bradley A . Henion is the Executive Vice President and Chief Lending Officer of ChoiceOne Bank . Mr . Henion joined ChoiceOne in 2015 having previously held Senior Vice President positions with GreenStone Farm Credit Services in East Lansing, MI, and Bank of America (formerly LaSalle Bank) in Grand Rapids, MI . Mr . Henion holds a Master of Business Administration in Finance from Baker College and has a Bachelor of Science in Accountancy from Ferris State University . BRADLEY A. HENION | EVP & CLO "With a vision to be the best bank in Michigan and a mission to provide superior service, quality advice, and show utmost respect to everyone we meet, our tech - savvy community bank is prepared to meet our customers’ financial needs, however they choose, and build solid personal relationships . ” - Kelly J . Potes

AWARDS & ACCOMPLISHMENTS

With an abundance of accolades & awards, ChoiceOne Bank has been recognized as a top-tier community bank in Michigan and in the banking industry.

Michigan Certified Development Corporation - MCDC
Community Bank Lender of the Year Award
2025



Web Marketing Association - WMA
Outstanding Website
2025

Michigan Bankers Association - MBA
Innovator of the Year
2025


Financial Literacy
2025

Michigan Bankers Association - MBA
Financial Literacy Award
2025

Cinnaire
Michigan Community Fund
2025, 2023



Gold Award for choiceone.bank
Redesigned Website
dotComm
2024

SBA Michigan
504 Third Party Lender of the Year Award
Fiscal Year 2023


AMERICA'S
BEST
BANKS
Newsweek
2021 2022
2023

Other Awards & Accomplishments

Newsweek
Best Small Bank in Michigan
2023, 2022, & 2021

Michigan Bankers Association - MBA
Financial Literacy Award
2023, 2022, 2020, & 2019

Mastercard
Doing Well by Doing Good Segment Award
2022

ABA Foundation Community Commitment Awards
Economic Inclusion Honorable Mention
2021

6

M&A HISTORY

COFS has completed four whole bank M&A deals, most recently, the Merger with Fentura in March of 2025.

COFS M&A HISTORY

Transaction Overview			Deal Profile (Announcement)		Target Operating Metrics (Quarter Before Announcement)		
Target	Target City, State	Announcement Date	Deal Value	Consideration	Total Assets	Gross Loans	LTM ROAA
FENTURA Financial, Inc.	Fenton, MI	7/25/2025	$180.4	100.0% Stock / 0.0% Cash	$1,807.6	$1,439.9	0.59%
COMMUNITY SHORES BANK	Muskegon, MI	1/6/2020	$21.9	76.5% Stock / 23.5% Cash	$185.1	$147.2	0.49%
CBC County Bank Corp	Lapeer, MI	3/25/2019	$89.0	100.0% Stock / 0.0% Cash	$616.6	$363.9	1.13%
	Kent City, MI	4/25/2006	$29.0	99.9% Stock / 0.1% Cash	$216.4	$150.7	0.99%

- On March 1, 2025, ChoiceOne completed the merger (the “Merger”) of Fentura Financial, Inc. (“Fentura”), the former parent company of The State Bank, with and into ChoiceOne with ChoiceOne surviving the merger. On March 14, 2025, the consolidation of The State Bank with and into ChoiceOne Bank with ChoiceOne Bank surviving the consolidation was completed. The total assets, loans and deposits acquired in the Merger effective March 1, 2025 were approximately $1.8 billion, $1.4 billion and $1.4 billion,
- The Merger expanded ChoiceOne’s presence by adding 21 locations in complementary areas adjacent to the existing branch network in East Michigan


MICHIGAN
Detroit

choice one

FENTURA Financial, Inc.

Source: Numbers based on ChoiceOne internal data as of 3/31/2026 except where specifically identified
Note: All dollars in millions, unless otherwise noted; deals sorted by announcement date

7

CHOICEONE BANK FOOTPRINT

FINANCIAL SUMMARY

10 Source: Numbers based on ChoiceOne internal data as of 3/31/2026 except where specifically identified; Note: All dollars in thousands 1. For 2025 includes the impact of the Merger of Fentura of $1.8 billion in assets, $1.4 billion in loans, 1.4 billion is Deposits and $193 million of equity. 2. Core loans - exclude Paycheck Protection Program (“PPP”) loans, held for sale loans, loans to other financial institutions and acq uired loans. Loans held for sale were $7.2 million and $10.0 million at year end 2025 and Q1 2026, respectively. Loans to other financial institutions were $59.0 million and $51.2 million at year end 2025 and Q1 2026, respectively. HISTORIC BALANCE SHEET GROWTH – COFS Total Equity (1) Total Deposits (1) Gross Loans (Including Held For Sale) (1) Total Assets (1) Historical 7.5% average Core loan (2) growth since 2022 Impact of Merger with Fentura Financial Inc. $2,385,915 $2,576,706 $2,723,243 $4,410,551 $4,394,565 $ - $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 $3,500,000 $4,000,000 $4,500,000 $5,000,000 2022 2023 2024 2025 2026 Q1 $1,194,616 $1,415,363 $1,552,928 $3,029,219 $2,993,273 $ - $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 $3,500,000 2022 2023 2024 2025 2026 Q1 $3,667,391 $2,118,003 $2,122,055 $2,214,103 $3,600,025 $ - $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 $3,500,000 $4,000,000 2022 2023 2024 2025 2026 Q1 $221,669 $168,874 $260,415 $470,001 $465,353 $ - $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 $400,000 $450,000 $500,000 2022 2023 2024 2025 2026 Q1

DEPOSIT MIX – CHOICEONE BANK

Deposit Mix and Detail (3/31/2026)



Jumbo CDs (> $250k)
8%
Brokered Deposits
3%
Transaction-Non interest bearing
25%
Retail CDs (≤ $250k)
8%
MMDA & Sav.
31%
Transaction-Interest bearing
25%

	Balance	% of Total
Transaction	$1,842,345	50.3%
MMDAs & Savings	1,122,922	30.6%
Retail CDs (≤ $250K)	286,836	7.8%
Jumbo CDs (> $250K)	311,907	8.5%
Brokered Deposits	103,381	2.8%
Total Deposits	**$3,667,391**	**100.0%**

Checking and Savings Deposit Mix (3/31/2026) (1)



Public Funds-Savings
13%
Public Funds-Transactional
9%
Business-Transactional
23%
$3.0 Billion
Retail-Savings
24%
Business-Savings
13%
Retail-Transactional
18%

Commentary

- Diverse local deposit franchise of retail, business, and municipal accounts
- Launched new treasury management platform in 2023 with best-in-class functionality
- At 3/31/2026 Non-interest-bearing deposit base of $912.8 million or 25% of deposits
- Diversified offerings such as Intrafi's CDARS and ICS products that increase depositors' FDIC coverage
- $1.1 billion or 30.7% of total deposits exceed the FDIC limit of $250,000, as of 3/31/2026
- ChoiceOne continues to be proactive in managing its liquidity position at March 31, 2026. Total available borrowing capacity secured by pledged assets was $1.2 billion. ChoiceOne can increase its capacity by utilizing unsecured federal fund lines and pledging additional assets.

Source: Numbers based on ChoiceOne internal data as of 3/31/2026 except where specifically identified
Note: All dollars in thousands
(1) Saving accounts include MMDAs

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12 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Brokered Deposits Certificate of Deposit IB Deposits NIB Deposits Source: Numbers based on ChoiceOne internal data as of 3/31/2026 except where specifically identified Note: All dollars in thousands; costs are annualized on a quarterly basis DEPOSIT MIX – CHOICEONE BANK (CONT.) ▪ Deposits, excluding brokered deposits grew by $68.9 million or an annualized 7.9% during the first quarter of 2026. ▪ Non - interest - bearing and transactional account balances drive lower cost of deposits ▪ Management team has demonstrated historical success of controlling deposit costs in current and previous higher interest rate cycles Deposit Mix and Detail Commentary $3,667,391 $3,651,729 $3,592,624 25% 25% 26% 56% 55% 56% 25% 53% $3,567,031 55% 25% $3,600,025 16% 17% 17% 17% 18% 2% 3% 2% 3% 3% Deposit Cost and Detail 2.09% 2.21% 2.12% 2.11% 2.05% 1.86% 1.84% 1.77% 1.79% 1.73% 1.59% 1.65% 1.57% 1.57% 1.54% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Cost of Interest bearing Deposits Cost of Funds Cost of Deposits

13 Source: Numbers based on ChoiceOne internal data as of 3/31/2026 except where specifically identified Note: All dollars in thousands; yields are annualized on a quarterly basis (1) Detail by types per call report codes LOAN MIX – CHOICEONE BANK ▪ Strong commercial real estate portfolio – 38.7% of CRE loans are owner occupied at March 31 2026. ▪ Yield on loans of 6.21% for the first quarter of 2026, including interest income due to accretion from purchased loans of 26 basis points. ▪ $1.2 billion of loans classified as variable rate or 39.5% of gross portfolio, $640.4 million of these loans are expected to reprice within next 12 months. ▪ Interest income for the three months ended March 31, 2026 includes $2.7 million of interest income due to accretion from purchased loans. Interest income due to accretion from purchased loans increased GAAP net interest margin by 26 basis points in the first quarter of 2026. Of the amount recognized in the first quarter of 2026, $2.1 million was calculated using the effective interest rate method of amortization, while the remaining $597,000 resulted from accretion through unexpected payoffs paydowns of loans with an associated fair value mark. ▪ Estimated interest income due to accretion from purchased loans for the remaining of 2026 using the effective interest method of amortization is $5.8 million; however, actual results will be dependent on prepayment speeds and other factors. ▪ Active residential real estate lending with sold (primarily servicing retained) and portfolio mortgages Loan Mix and Detail (3/31/2026) (1) Commentary Loan to deposit and CRE loans to gross loans ratio’s Constr. & Development 3% 1 - 4 Family 28% Multifamily 4% Owner Occ. Comm. RE 19% Non Own. Occ. Comm. RE 30% Comm. & Industrial 12% Farm & Agriculture 2% Consumer 1% Mortgage Warehouse Advances 2% 80.2% 81.5% 81.8% 84.1% 81.6% 49.0% 49.5% 48.7% 48.6% 48.6% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Loans to deposits CRE loans to gross loans Balance % of Gross Loans Balance % of Total Loans Construction & Development $85,442 2.9% Consumer, Leases & Other $35,068 1.2% 1-4 Family $826,246 27.6% CRE – Owner Occupied $563,082 18.8% Multifamily $135,580 4.5% CRE – Non-Owner Occupied $892,133 29.8% C&I $353,980 11.8% Mortgage warehouse advances 51,187 1.7% Farm & Agricultural $50,555 1.7% Total Gross Loans $2,993,273 100.0%

NON-OWNER OCCUPIED COMMERCIAL REAL ESTATE

PER REGULATORY CALL CODES

Non-Owner Occupied Commercial Real Estate

- Diversified local NOO CRE portfolio with average loan size of $1.1 million.
- Office-non medical loans are located in our local suburban markets with an average loan size under $1.1 million.
- High performing portfolio with only 0.64% of NOO CRE considered nonperforming.
- NOO CRE to total capital ratio of 262.9% for the holding company and 268.9% for the bank as of March 31, 2026.
- Net Lease loans made to national credit were acquired through the Fentura Merger. ChoiceOne has ceased new origination of this category.

	Balance (1)	% of NOO CRE	% of Total Loans
Assisted Living	68,179,329	6%	2%
Construction and land Development (2)	115,614,361	10%	4%
Hotel	146,573,360	13%	5%
Industrial	93,609,758	8%	3%
Multifamily	135,579,541	12%	5%
Office-Medical	50,451,177	4%	2%
Office- Non Medical	90,216,826	8%	3%
Retail	234,200,843	20%	8%
Net Lease Loans	108,387,425	9%	4%
Self Storage	81,651,354	7%	3%
Other NOO CRE	20,516,026	2%	1%
Total	**$1,144,980,000**	**100%**	**38%**

NOO CRE COMPOSITION TO GROSS LOANS (3/31/2026)



Assisted Living, 2%
Construction and land Development (2), 4%
Hotel, 5%
Industrial, 3%
Multifamily, 5%
Office-Medical, 2%
Office- Non Medical, 3%
Retail, 8%
Net Lease Loans , 4%
Self Storage, 3%
Other NOO CRE, 1%
Remainder to gross Loans, 62%

Source: Numbers based on ChoiceOne internal data as of 3/31/2026 except where specifically identified
(1) Detail by types per purpose code for call report codes 1E2, 1A1,1A2 and 1D loans
(2) Construction and land development contains all 1A1 and 1A2 loans

14

15 Commercial Mortgage Backed 23% Mortgage - Backed 20% Asset - Backed Securities 1% Corporate 2% State and MUNI - Tax Exempt 27% State and MUNI - Taxable 17% US Treasury Bonds and Agency 10% Source: Numbers based on ChoiceOne internal data as of 3/31/2026 except where specifically identified (1) Securities portfolio breakdown is by book value and excludes equity securities (2) Reported value of securities: Available for sale, at fair value and held to maturity, at amortized cost net of credit losses INVESTMENT PORTFOLIO – COFS Securities Portfolio Breakdown (1) $958 Million (2) SECURITIES PORTFOLIO HIGHLIGHTS ▪ COFS’ total securities portfolio of $958 million consists of high - quality securities to be used for liquidity and cash flow ▪ $384.3 million of the portfolio is at held to maturity status. A large component of these securities are local issuance municipals or CRA ▪ 83% of securities are rated AA or higher ▪ Strong balance sheet liquidity supporting future loan growth, with $233.0 million of maturities and repricing over the next three years. Total Portfolio ▪ Modified duration of the portfolio is 4.26 years ▪ Weighted average life of the portfolio was 5.08 years ▪ 76% of the portfolio is bullet - like in structure Yield & Interest Rate Risk

16 Source: Numbers based on ChoiceOne internal data as of 3/31/2026 except where specifically identified (1) Net interest margin (tax - equivalent basis). See Non - GAAP reconciliation (2) 2024 and 2025 Adjusted for Merger related expenses. See Non - GAAP reconciliation FINANCIAL PERFORMANCE METRICS – COFS Adjusted Efficiency Ratio & Noninterest Expense to Average Assets (2) NIM (1) Adjusted ROAE (2) Adjusted ROAA (2) 1.00% 0.85% 1.04% 1.26% 1.24% 0.50% 0.60% 0.70% 0.80% 0.90% 1.00% 1.10% 1.20% 1.30% 2022 2023 2024 2025 2026 Q1 13.25% 12.00% 12.26% 12.87% 11.65% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% 11.00% 12.00% 13.00% 14.00% 2022 2023 2024 2025 2026 Q1 3.09% 2.83% 3.01% 3.65% 3.67% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 2022 2023 2024 2025 2026 Q1 2.25% 2.21% 2.16% 2.19% 2.34% 61.92% 65.48% 61.23% 56.42% 55.99% 2022 2023 2024 2025 2026 Q1 Adjusted Non-interest Expense/ Avg Assets Adjusted Efficiency Ratio

17 Source: Numbers based on ChoiceOne internal data as of 3/31/2026 except where specifically identified Note: Non - interest Income amounts exclude gains (losses) on sales of securities, other assets, and changes in value of equity se curities NON - INTEREST INCOME – COFS Diversified sources of non - interest income with multiple lines of business including Trust and Wealth Management 3/31/2026 7% 3% 59% $6.0 Million 21% 10% Gain on sale of Loans Service Charges & Interchange Trust and Wealth Management BOLI Revenue Other Income and Fees Quarterly - 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q12026 Service Charges & Interchange Gain on Sale of Loans Wealth BOLI Revenue Other Fees

18 Source: Numbers based on ChoiceOne internal data as of 3/31/2026 except where specifically identified (1) Excluding held for sale loans ASSET QUALITY – COFS Strong credit metrics Net Charge - Offs / Average Loans NPLs / Loans (1) Texas Ratio NPAs / Total Assets 61 basis points of increase due to acquired NPL’s in Merger 1.19% Allowance for Credit Losses to Total Loans (1) 2.34% 1.23% 1.72% 7.96% 8.06% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% 2022 2023 2024 2025 2026 Q1 0.11% 0.07% 0.15% 0.67% 0.69% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% 0.90% 2022 2023 2024 2025 2026 Q1 0.03% 0.03% 0.03% 0.04% 0.01% 0.00% 0.05% 0.10% 0.15% 0.20% 2022 2023 2024 2025 2026 Q1 0.22% 0.13% 0.27% 0.98% 1.01% (0.10%) 0.10% 0.30% 0.50% 0.70% 0.90% 1.10% 1.30% 2022 2023 2024 2025 2026 Q1 23 basis points of increase due to acquired NPA’s at Merger

CAPITAL

Regulatory Ratios

	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026
ChoiceOne Financial Services, Inc.									
Total capital (to risk weighted assets)	13.3%	13.5%	15.0%	14.5%	12.0%	12.4%	13.0%	12.7%	13.2%
Common equity Tier 1 capital (to risk weighted assets)	10.5%	10.7%	12.3%	12.0%	9.4%	9.8%	10.3%	10.2%	10.6%
Tier 1 capital (to risk weighted assets)	10.7%	10.9%	12.5%	12.2%	10.0%	10.4%	10.9%	10.7%	11.1%
Tier 1 capital (to average assets)	7.6%	7.7%	9.0%	9.1%	10.4%	8.2%	8.5%	8.5%	8.6%
Total CRE Loans / Total Capital	206.8%	205.1%	193.3%	195.6%	302.0%	288.2%	275.2%	279.0%	262.9%
Book value per share	$ 27.36	$ 28.32	$ 27.65	$ 29.05	$ 28.51	$ 28.77	$ 29.94	$ 31.02	$ 31.42
Tangible book value per share (1)	$ 19.21	$ 20.22	$ 20.82	$ 22.24	$ 17.71	$ 18.10	$ 19.39	$ 20.29	$ 20.77
Tangible book value per share excluding AOCI (1)	$ 25.08	$ 25.67	$ 25.89	$ 26.45	$ 20.67	$ 21.37	$ 22.20	$ 22.67	$ 23.41
ChoiceOne Bank									
Total capital (to risk weighted assets)	12.6%	13.2%	13.1%	12.7%	11.9%	12.4%	12.8%	12.5%	12.9%
Common equity Tier 1 capital (to risk weighted assets)	11.8%	12.5%	12.3%	12.0%	10.9%	11.3%	11.7%	11.4%	11.8%
Tier 1 capital (to risk weighted assets)	11.8%	12.5%	12.3%	12.0%	10.9%	11.3%	11.7%	11.4%	11.8%
Tier 1 capital (to average assets)	8.3%	8.8%	8.9%	8.9%	11.3%	8.9%	9.1%	9.1%	9.2%
Total CRE Loans / Total Capital	218.2%	208.9%	221.8%	224.9%	303.9%	290.6%	280.0%	284.4%	268.9%

On July 26, 2024, ChoiceOne completed an underwritten public offering of 1,380,000 shares of its common stock at a price to the public of $25.00 per share for aggregate gross proceeds of approximately $34.5 million before deducting underwriting discounts and estimated offering expenses.

Source: Numbers based on ChoiceOne internal data as of 3/31/2026 except where specifically identified
(1) See Non-GAAP Reconciliation

19

Nasdaq

COFS TRADES ON NASDAQ®

ChoiceOne trades on the NASDAQ Stock Exchange under its symbol, "COFS"

Market Makers in ChoiceOne

D. A. Davidson & Co.
Nick Bicking
800.394.9230

Brean Capital, LLC
Eugene Bodo
212.655.1114

Raymond James & Associates
Anthony LanFranca
312.655.2961

Analyst Coverage of ChoiceOne

D. A. Davidson & Co.
Jeff Rulis
jrulis@dadco.com

HOVDE Group
Brendan Nosal
bnosal@hovdegroup.com

Stock Registrar & Transfer Agent

Continental Stock Transfer & Trust Company
1 State Street Plaza, 30th Floor
New York, NY 10004-1561
212.509.4000

OTHER SELECTED HIGHLIGHTS – COFS

	Quarterly								
Performance Ratios	**2024 1st Qtr.**	**2024 2nd Qtr.**	**2024 3rd Qtr.**	**2024 4th Qtr.**	**2025 1st Qtr.**	**2025 2nd Qtr.**	**2025 3rd Qtr.**	**2025 4th Qtr.**	**2026 1st Qtr.**
Annualized return on average assets	0.86%	0.99%	1.09%	1.05%	-1.68%	1.26%	1.36%	1.27%	1.24%
Annualized return on average equity	11.26%	12.50%	12.36%	11.24%	-18.39%	12.66%	13.39%	12.07%	11.65%
Annualized return on average tangible common equity (1)	15.81%	17.22%	16.29%	14.54%	-27.97%	18.26%	19.08%	16.66%	15.95%
Adjusted basic earnings per share (1)	$ 0.75	$ 0.87	$ 0.94	$ 0.84	$ 0.87	$ 0.91	$ 0.98	$ 0.92	$ 0.91
Net interest margin *(GAAP)*	2.67%	2.95%	3.17%	2.98%	3.43%	3.66%	3.73%	3.59%	3.63%
Net interest margin *(fully tax-equivalent)* (1)	2.74%	3.01%	3.23%	3.04%	3.48%	3.70%	3.77%	3.63%	3.67%
Efficiency ratio	64.55%	61.47%	60.80%	61.29%	111.01%	55.32%	54.76%	54.12%	55.99%
Annualized cost of funds	2.00%	1.92%	1.87%	1.90%	1.86%	1.84%	1.77%	1.79%	1.73%
Annualized cost of deposits	1.65%	1.56%	1.53%	1.58%	1.59%	1.65%	1.57%	1.57%	1.54%
Cost of interest bearing liabilities	2.53%	2.44%	2.38%	2.43%	2.37%	2.41%	2.33%	2.35%	2.25%
Shareholders' equity to total assets	7.74%	8.18%	9.09%	9.56%	9.91%	10.02%	10.46%	10.55%	10.70%
Tangible common equity to tangible assets (1)	5.56%	5.98%	7.00%	7.49%	6.40%	6.54%	7.04%	7.16%	7.34%
Annualized noninterest expense to average assets	2.09%	2.16%	2.30%	2.26%	4.30%	2.37%	2.43%	2.32%	2.34%
Loan to deposit	65.17%	67.87%	68.38%	70.14%	80.21%	81.51%	81.76%	84.14%	81.62%
Full-time equivalent employees	376	369	367	377	605	571	573	569	561

Asset Quality	**2024 1st Qtr.**	**2024 2nd Qtr.**	**2024 3rd Qtr.**	**2024 4th Qtr.**	**2025 1st Qtr.**	**2025 2nd Qtr.**	**2025 3rd Qtr.**	**2025 4th Qtr.**	**2026 1st Qtr.**
(in thousands)									
Net loan charge-offs (recoveries)	$ 51	$ 157	$ 87	$ 138	$ 72	$ 418	$ 244	$ 305	$ 53
Annualized net loan charge-offs (recoveries) to average loans	0.01%	0.04%	0.02%	0.04%	0.01%	0.06%	0.03%	0.04%	0.01%
Allowance for loan losses	16,037	16,152	16,490	16,552	34,567	34,798	34,754	35,550	35,496
Unfunded commitment liability	1,757	1,485	1,485	1,485	1,647	1,647	1,647	1,347	1,347
Allowance to loans (excludes held for sale)	1.13%	1.12%	1.10%	1.07%	1.18%	1.19%	1.19%	1.18%	1.19%
Non-Accruing loans	1,715	2,086	2,355	3,704	16,789	16,854	17,365	27,058	27,892
Nonperforming loans (includes OREO)	1,837	2,358	2,884	4,177	19,154	19,296	19,940	29,582	30,177
Nonperforming loans to total loans (excludes held for sale)	0.13%	0.16%	0.19%	0.27%	0.65%	0.66%	0.69%	0.98%	1.01%
Nonperforming assets to total assets	0.07%	0.09%	0.11%	0.15%	0.44%	0.45%	0.46%	0.67%	0.69%

Source: Numbers based on ChoiceOne internal data as of 3/31/2026 except where specifically identified

(1) See Non-GAAP Reconciliation

21

APPENDIX NON-GAAP RECONCILIATION

Return on average assets		Twelve Months Ended December 31, 2024		Twelve Months Ended December 31, 2025
(In Thousands)				
Net income	$	26,727	$	28,176
Plus merger related expenses net of tax		1,039		23,348
Adjusted net income	$	27,766	$	51,524
Average total assets	$	2,668,556	$	4,079,074
Annualized return on average assets		1.00%		0.69%
Plus Merger adjustment		0.04%		0.57%
Adjusted Annualized return on average assets		1.04%		1.26%

Non-interest expense / Average Assets		Twelve Months Ended December 31, 2024		Twelve Months Ended December 31, 2025
(In Thousands)				
Non-interest expense	$	58,723	$	112,735
Less merger related expenses		1,039		23,348
Adjusted non-interest expense	$	57,684	$	89,387
Average total assets	$	2,668,556	$	4,079,074
Annualized non-interest expense / Average Assets		2.20%		2.76%
Less Merger adjustment		0.04%		0.57%
Adjusted annualized non-interest expense / Average Assets		2.16%		2.19%

Return on average shareholders' equity		Twelve Months Ended December 31, 2024		Twelve Months Ended December 31, 2025
(In Thousands)				
Net income	$	26,727	$	28,176
Plus merger related expenses net of tax		1,039		23,348
Adjusted net income	$	27,766	$	51,524
Average shareholders' equity	$	226,547	$	400,271
Annualized return on average assets		11.80%		7.04%
Plus Merger adjustment		0.46%		5.83%
Adjusted Annualized return on average assets		12.26%		12.87%

Efficiency ratio		Twelve Months Ended December 31, 2024		Twelve Months Ended December 31, 2025
(In Thousands)				
Adjusted non-interest expense*	$	57,966	$	106,912
Less merger related expenses		1,039		23,348
Merger adjusted non-interest expense	$	56,928	$	83,564
Adjusted total income**	$	92,975	$	148,117
Efficiency ratio		62.35%		72.18%
Less Merger adjustment		1.12%		15.76%
Adjusted efficiency ratio		61.23%		56.42%

Source: Numbers based on ChoiceOne internal data as of 3/31/2026 except where specifically identified
* Adjusted non-interest expense adjusted for certain non-cash items.
** Adjusted total income is the sum of net interest income and adjusted non-interest income

22

23 Source: Numbers based on ChoiceOne internal data as of 3/31/2026 except where specifically identified APPENDIX NON - GAAP RECONCILIATION (1) Adjusted to a fully tax - equivalent basis to facilitate comparison to the taxable interest - earning assets. The adjustment use s an incremental tax rate of 21%. The presentation of these measures on a tax - equivalent basis is not in accordance with GAAP but is customary in the banking industry. These non - GAAP measures ensure compara bility with respect to both taxable and tax - exempt loans and securities. Interest Rate Interest Rate Interest Rate Interest Rate Net interest income (tax-equivalent basis) (Non-GAAP) (1) 68,979$ 67,415$ 75,981$ 138,631$ Net interest margin (tax-equivalent basis) (Non-GAAP) (1) 3.09% 2.83% 3.01% 3.65% Reconciliation to Reported Net Interest Income Net interest income (tax-equivalent basis) (Non-GAAP) (1) 68,979 67,415 75,981 138,631 Adjustment for taxable equivalent interest (1,665) (1,530) (1,539) (1,561) Net interest income (GAAP) 67,314$ 65,885$ 74,442$ 137,070$ Net interest margin (GAAP) 3.01% 2.77% 2.95% 3.61% 2024 Year ended December 31, 2022 20252023

APPENDIX NON-GAAP RECONCILIATION

	Quarterly																	
	2024 1st Qtr.		2024 2nd Qtr.		2024 3rd Qtr.		2024 4th Qtr.		2025 1st Qtr.		2025 2nd Qtr.		2025 3rd Qtr.		2025 4th Qtr.		2026 1st Qtr.	
	Interest	Rate	Interest	Rate	Interest	Rate	Interest	Rate	Interest	Rate	Interest	Rate	Interest	Rate	Interest	Rate	Interest	Rate
Net interest income (tax-equivalent basis) (Non-GAAP) (1)	$16,871		$18,756		$20,631		$ 19,739		$26,710		$36,711		$37,994		$37,232		$37,047	
Net interest margin (tax-equivalent basis) (Non-GAAP) (1)		2.74 %		3.01 %		3.23 %		3.04 %		3.48 %		3.70 %		3.77 %		3.63 %		3.67 %
Reconciliation to Reported Net Interest Income																		
Net interest income (tax-equivalent basis) (Non-GAAP) (1)	16,871		18,756		20,631		19,739		26,710		36,711		37,994		37,232		37,047	
Adjustment for taxable equivalent interest	(397)		(385)		(383)		(390)		(399)		(389)		(397)		(392)		(405)	
Net interest income (GAAP)	$16,474		$18,371		$20,248		$ 19,349		$26,311		$36,322		$37,597		$36,840		$36,642	
Net interest margin (GAAP)		2.67 %		2.95 %		3.17 %		2.98 %		3.43 %		3.66 %		3.73 %		3.59 %		3.63 %

(1) Adjusted to a fully tax-equivalent basis to facilitate comparison to the taxable interest-earning assets. The adjustment uses an incremental tax rate of 21%. The presentation of these measures on a tax-equivalent basis is not in accordance with GAAP but is customary in the banking industry. These non-GAAP measures ensure comparability with respect to both taxable and tax-exempt loans and securities.

24

Source: Numbers based on ChoiceOne internal data as of 3/31/2026 except where specifically identified

APPENDIX NON-GAAP RECONCILIATION

(dollars in thousands)	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026
Shareholders' equity	$ 206,756	$ 214,519	$ 247,746	$ 260,415	$ 427,068	$ 431,761	$ 449,615	$ 465,353	$ 470,001
Less: goodwill	59,946	59,946	59,946	59,946	126,730	126,730	126,730	129,854	129,854
Less: core deposit intangible	1,651	1,448	1,250	1,096	35,153	33,421	31,694	31,149	29,464
Tangible common equity	$ 145,159	$ 153,125	$ 186,550	$ 199,373	$ 265,184	$ 271,610	$ 291,191	$ 304,350	$ 310,683
Common stock shares outstanding	7,556	7,574	8,960	8,965	14,977	15,009	15,018	15,001	14,960
Tangible book value per share	$ 19.21	$ 20.22	$ 20.82	$ 22.24	$ 17.71	$ 18.10	$ 19.39	$ 20.29	$ 20.77
Tangible common equity	$ 145,159	$ 153,125	$ 186,550	$ 199,373	$ 265,184	$ 271,610	$ 291,191	$ 304,350	$ 310,683
Less: accumulated other comprehensive income (loss), net	(44,324)	(41,301)	(45,446)	(37,779)	(44,323)	(49,087)	(42,197)	(35,674)	(39,505)
Tangible common equity excluding AOCI	$ 189,483	$ 194,426	$ 231,996	$ 237,152	$ 309,507	$ 320,697	$ 333,388	$ 340,023	$ 350,188
Common stock shares outstanding	7,556	7,574	8,960	8,965	14,977	15,009	15,018	15,001	14,960
Tangible book value per share excluding AOCI	$ 25.08	$ 25.67	$ 25.89	$ 26.45	$ 20.67	$ 21.37	$ 22.20	$ 22.67	$ 23.41

(dollars in thousands)	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026
Net income	$ 5,634	$ 6,586	$ 7,348	$ 7,159	$ (13,906)	$ 13,534	$ 14,681	$ 13,867	$ 13,704
Less: intangible amortization (tax affected at 21%)	160	160	156	121	537	1,369	1,365	1,330	1,331
Adjusted net income	$ 5,474	$ 6,426	$ 7,192	$ 7,038	$ (14,443)	$ 12,166	$ 13,316	$ 12,537	$ 12,373
Average shareholders' equity	$ 200,177	$ 210,742	$ 237,875	$ 254,737	$ 302,537	$ 427,543	$ 438,449	$ 459,423	$ 470,395
Less: average goodwill	59,946	59,946	59,946	59,946	83,030	126,730	126,730	127,308	129,854
Less: average core deposit intangible	1,756	1,553	1,355	1,179	12,983	34,356	32,599	31,092	30,319
Average tangible common equity	$ 138,475	$ 149,243	$ 176,574	$ 193,612	$ 206,524	$ 266,457	$ 279,120	$ 301,023	$ 310,222
Return on average tangible common equity	15.81%	17.22%	16.29%	14.54%	-27.97%	18.26%	19.08%	16.66%	15.95%

(dollars in thousands)	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026
Total Assets	$ 2,670,699	$ 2,623,067	$ 2,726,003	$ 2,723,243	$ 4,305,391	$ 4,310,252	$ 4,296,902	$ 4,410,551	$ 4,394,565
Less: goodwill	59,946	59,946	59,946	59,946	126,730	126,730	126,730	129,854	129,854
Less: core deposit intangible	1,651	1,448	1,250	1,096	35,153	33,421	31,694	31,149	29,464
Tangible assets	$ 2,609,102	$ 2,561,673	$ 2,664,807	$ 2,662,201	$ 4,143,507	$ 4,150,101	$ 4,138,478	$ 4,249,548	$ 4,235,247
Tangible common equity	$ 145,159	$ 153,125	$ 186,550	$ 199,373	$ 265,184	$ 271,610	$ 291,191	$ 304,350	$ 310,683
Tangible common equity to tangible assets	5.56%	5.98%	7.00%	7.49%	6.40%	6.54%	7.04%	7.16%	7.34%

25

Source: Numbers based on ChoiceOne internal data as of 3/31/2026 except where specifically identified

APPENDIX NON-GAAP RECONCILIATION

	Three Months Ended								
	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026
(In Thousands, Except Per Share Data)									
Net income (loss)	$ 5,634	$ 6,586	$ 7,348	$ 7,159	$ (13,906)	$ 13,534	$ 14,681	$ 13,867	$ 13,704
Merger related expenses, net of tax	-	-	633	373	13,753	132	-	-	-
Merger related provision for credit losses, net of tax (1)		-	-	-	9,463	-	-	-	-
Adjusted net income	$ 5,634	$ 6,586	$ 7,981	$ 7,532	$ 9,310	$ 13,666	$ 14,681	$ 13,867	$ 13,704
Weighted average number of shares	7,552,680	7,569,241	8,567,548	8,963,258	10,676,068	14,999,067	15,014,933	15,015,486	14,990,017
Diluted average shares outstanding	7,600,016	7,604,963	8,615,500	9,024,567	10,740,077	15,035,113	15,061,155	15,065,937	15,041,910
Basic earnings (loss) per share	$ 0.75	$ 0.87	$ 0.86	$ 0.79	$ (1.30)	$ 0.90	$ 0.98	$ 0.92	$ 0.91
Diluted earnings (loss) per share	$ 0.74	$ 0.87	$ 0.85	$ 0.79	$ (1.29)	$ 0.90	$ 0.97	$ 0.92	$ 0.91
Adjusted basic earnings per share	$ 0.75	$ 0.87	$ 0.94	$ 0.84	$ 0.87	$ 0.91	$ 0.98	$ 0.92	$ 0.91
Adjusted diluted earnings per share	$ 0.74	$ 0.87	$ 0.93	$ 0.83	$ 0.86	$ 0.91	$ 0.97	$ 0.92	$ 0.91

Source: Numbers based on ChoiceOne internal data as of 3/31/2026 except where specifically identified
1) Merger related provision for credit loss represents the calculated credit loss on Non-PCD loans acquired during the Merger on March 1, 2025.

26

APPENDIX QUARTERLY AVERAGE BALANCES AND TAX-EQUIVALENT INTEREST RATES

(Dollars in thousands)	Three Months Ended March 31, 2025			Three Months Ended December 31, 2025			Change from Q425 to Q126			Three Months Ended March 31, 2026		
	Average Balance	Interest	Rate	Average Balance	Interest	Rate	Average Balance	Interest	Rate	Average Balance	Interest	Rate
Assets:												
Loans (1)(3)(4)(5)	$ 2,019,643	$ 32,666	6.56 %	$ 2,961,133	$ 46,635	6.25 %	$ 18,519	$ (974)	(0.03)	$ 2,979,652	$ 45,661	6.21 %
Taxable securities (2)	689,891	4,730	2.78	750,256	5,663	2.99	5,462	(171)	(0.05)	755,718	5,492	2.95
Nontaxable securities (1)	288,878	1,783	2.50	285,782	1,776	2.47	(4,487)	61	0.18	281,295	1,837	2.65
Other	115,091	1,179	4.15	69,056	694	3.99	5,747	(4)	(0.25)	74,803	690	3.74
Interest-earning assets	3,113,503	40,358	5.26	4,066,227	54,768	5.34	25,241	(1,088)	(0.02)	4,091,468	53,680	5.32
Noninterest-earning assets	206,088			309,300			3,852			313,152		
Total assets	$ 3,319,591			$ 4,375,527			$ 29,093			$ 4,404,620		
Liabilities and Shareholders' Equity:												
Interest-bearing demand deposits	$ 1,111,903	$ 4,420	1.61 %	$ 1,343,600	$ 6,352	1.88 %	$ 60,553	$ (70)	(0.06)	$ 1,404,153	$ 6,282	1.81 %
Savings deposits	431,192	883	0.83	596,010	1,252	0.83	17,827	127	0.08	613,837	1,379	0.91
Certificates of deposit	487,448	4,950	4.12	613,387	5,502	3.56	(14,771)	(403)	(0.10)	598,616	5,099	3.45
Brokered deposit	45,553	463	4.12	100,133	1,021	4.05	42	(36)	(0.06)	100,175	985	3.99
Borrowings	193,961	2,191	4.58	255,978	2,663	4.13	(29,786)	(481)	(0.22)	226,192	2,182	3.91
Subordinated debentures	40,182	518	5.23	48,411	681	5.58	92	(20)	(0.05)	48,503	661	5.53
Other	20,553	223	4.41	6,311	65	4.09	(1,440)	(20)	(0.34)	4,871	45	3.75
Interest-bearing liabilities	2,330,792	13,648	2.37	2,963,830	17,536	2.35	32,517	(903)	(0.10)	2,996,347	16,633	2.25
Demand deposits	651,424			925,414			(17,961)			907,453		
Other noninterest-bearing liabilities	34,838			26,860			3,565			30,425		
Total liabilities	3,017,054			3,916,104			18,121			3,934,225		
Shareholders' equity	302,537			459,423			10,972			470,395		
Total liabilities and shareholders' equity	$ 3,319,591			$ 4,375,527			$ 29,093			$ 4,404,620		
Net interest income (tax-equivalent basis) (Non-GAAP) (1)		$ 26,710			$ 37,232			$ (185)			$ 37,047	
Net interest margin (tax-equivalent basis) (Non-GAAP) (1)			3.48 %			3.63 %			0.04			3.67 %
Reconciliation to Reported Net Interest Income												
Net interest income (tax-equivalent basis) (Non-GAAP) (1)		$ 26,710			$ 37,232			$ (185)			$ 37,047	
Adjustment for taxable equivalent interest		(399)			(392)			(13)			(405)	
Net interest income (GAAP)		$ 26,311			$ 36,840			$ (198)			$ 36,642	
Net interest margin (GAAP)			3.43 %			3.59 %			0.04			3.63 %

(1) Adjusted to a fully tax-equivalent basis to facilitate comparison to the taxable interest-earning assets. The adjustment uses an incremental tax rate of 21%. The presentation of these measures on a tax equivalent basis is not in accordance with GAAP but is customary in the banking industry. These non-GAAP measures ensure comparability with respect to both taxable and tax-exempt loans and securities.
(2) Taxable securities include dividend income from Federal Home Loan Bank and Federal Reserve Bank stock.
(3) Loans include both loans to other financial institutions and loans held for sale.
(4) Non-accruing loan and PPP loan balances are included in the balances of average loans.
(5) Interest on loans included net origination fees, accretion income, and PPP fees.

Source: Numbers based on ChoiceOne internal data as of 3/31/2026 except where specifically identified

27

28 Source: Numbers based on ChoiceOne internal data as of 3/31/2026 except where specifically identified Note: Excludes loans held for sale APPENDIX LOANS BY LOAN CATEGORY (Dollars in thousands) Loans: Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Agricultural $ 41,950 $ 45,274 $ 49,147 $ 48,221 $ 48,165 $ 47,273 $ 51,183 $ 56,218 $ 47,840 Commercial and Industrial 231,222 224,031 229,232 228,256 345,138 351,367 352,876 352,556 369,425 Consumer 34,268 32,811 30,693 29,412 30,932 29,741 27,328 26,701 23,180 Commercial Real Estate 794,705 804,213 862,773 901,130 1,757,598 1,743,541 1,728,774 1,780,396 1,745,410 Construction Real Estate 17,890 18,751 14,555 17,042 18,067 21,508 18,441 19,139 20,897 Residential Real Estate 268,523 275,878 279,058 281,701 722,662 724,329 728,843 728,037 725,358 Mortgage warehouse advances 30,032 36,569 38,492 39,878 2,393 3,033 2,483 58,987 51,187 Gross Loans 1,418,590 1,437,527 1,503,950 1,545,640 2,924,955 2,920,792 2,909,928 3,022,034 2,983,297 Less allowance for credit losses on loans 16,037 16,152 16,490 16,552 34,567 34,798 34,754 35,550 35,496 Loans, Net 1,402,553 1,421,375 1,487,460 1,529,088 2,890,388 2,885,994 2,875,174 2,986,484 2,947,801

29 Source: Numbers based on ChoiceOne internal data as of 3/31/2026 except where specifically identified APPENDIX BUSINESS COMBINATION Purchase Price Consideration $ 192,992 Net assets acquired: Cash and cash equivalents 173,082 Securities available for sale 90,696 Federal Home Loan Bank and Federal Reserve Bank stock 9,179 Originated loans 1,371,226 Premises and equipment 16,664 Other real estate owned 1,735 Intangible assets 35,876 Other assets 50,607 Total assets 1,749,065 Non-interest bearing deposits 404,497 Interest bearing deposits 1,027,384 Total deposits 1,431,881 Borrowing 169,786 Subordinated debentures 12,344 Other liabilities 11,970 Total liabilities 1,625,981 Net assets acquired 123,084 Goodwill $ 69,908